UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 18, 2008

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(Date of earliest event reported)

China VoIP & Digital Telecom Inc.

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(Exact name of registrant as specified in its charter)

            Nevada                   333-131017                98-0509797

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(State or other jurisdiction of      Commission            (I.R.S. Employer

incorporation or organization)       File Number          Identification No.)

No.786 Xinluo Street, High-tech Industrial Development Zone,
Jinan, China 250101

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(Address of principal offices, including Zip Code)

86-531-87027114

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(Registrant's telephone number, including area code)

Crawford Lake Mining Inc.

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(Former name or Former Address, if Changed Since Last Report)

SECTION 8 – OTHER EVENTS

Item 8.01. Other Events

On March 18, 2008, the Registrant issued a press release announcing that one of its directors, Professor Kaili Kan Provides Opinions Regarding China Telecom industry restructuring at Sina.com.cn; a copy of the Press Release is attached as Exhibit 99.1.

The foregoing descriptions are qualified in its entirety by reference to the Registrant’s Press Releases dated on March 18, 2008, the copy of which is attached hereto as Exhibit 99.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

(a)   Financial Statements of business acquired.        Not applicable

(b)   Pro forma financial information.                        Not applicable

(c)   Exhibits

Exhibit 99.1     Press Release of Registrant dated on March 18, 2008

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

China VoIP & Digital Telecom Inc.

By: /s/ Li Kunwu

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President and CEO

Date: March 18, 2008